SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2005



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On April 27, 2005, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated April 27, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  April 27, 2005


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated April 27, 2005.

CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com


                           PAR TECHNOLOGY CORPORATION
                     -REPORTS RECORD FIRST QUARTER RESULTS-

|X|      RECORD REVENUES FOR 1ST QUARTER
|X|      REVENUES RISE 29%
|X|      EPS GROWS 75%
        ----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--April 27, 2005--PAR Technology Corporation (NYSE:PTC) today announced results from operations for the first quarter ended March 31, 2005.

PAR reported record first quarter revenues of $48.8 million, a 29% increase over the $37.9 million reported in the same period a year ago. Net income for the first quarter of $1.3 million was reported compared with net income of $736,000 in the first quarter of 2004, a 77% increase. The Company reported diluted earnings per share of $0.14 for the first quarter of 2005, an increase of 75% when compared to diluted earnings per share of $0.08 for the first quarter of last year.

PAR experienced significant revenue growth in both of its businesses. PAR's hospitality technology revenues grew 30% from a year ago along with the Company's Government business raising revenues by 26% over the first quarter of 2004.

John W. Sammon, PAR Chairman and CEO commented, "We are pleased with our results for the first three months of 2005. Our business units continue to execute at a high level and with operational excellence. We believe our growth is indicative of the value our integrated solutions deliver to our customers. The sustained success in our results continues to reflect well on our strategy, which includes increasing the software content of the revenue mix to improve product and service margins. Our innovative products and services have extended our technology leadership in the marketplace by best addressing the current and emerging requirements of our customers."

Sammon concluded, "We exceeded expectations for first quarter performance and posted record revenues for the quarter. This success is attributed to stronger than anticipated market demand for our integrated solutions and the continued improvements in execution Company wide. We remain confident we are well positioned to deliver positive results for the balance of the year."

Statements in this release or by the Company's spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the hospitality technology market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence software and hardware to the hospitality industry. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is a premier provider of I/T management solutions to hotel and restaurant companies, with over 40,000 installations worldwide in 100 countries. PAR is a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

================================================================================

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (in thousands except share amounts)
                                   (unaudited)

                                                    March 31,  December 31,
                                                      2005         2004
                                                   ---------    ---------
Assets
Current assets:
     Cash ......................................   $   3,362    $   8,696
     Accounts receivable-net ...................      33,292       32,702
Inventories - net ..............................      27,450       27,047
     Deferred income taxes .....................       6,689        6,634
     Other current assets ......................       2,785        2,617
                                                   ---------    ---------
         Total current assets ..................      73,578       77,696
Property, plant and equipment - net ............       7,972        8,123
Goodwill .......................................      15,379       15,379
Intangible assets - net ........................       9,001        9,235
Other assets ...................................       1,672        1,319
                                                   ---------    ---------
                                                   $ 107,602    $ 111,752
                                                   =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt .........   $      68    $      90
Borrowings under lines of credit ...............       2,555       10,246
     Accounts payable ..........................      10,869        9,486
     Accrued salaries and benefits .............       7,747        8,072
     Accrued expenses ..........................       2,694        2,998
     Customer deposits .........................       4,468        4,861
     Deferred service revenue ..................      10,037        9,083
     Net liabilities of discontinued operation .         290          323
                                                   ---------    ---------
         Total current liabilities .............      38,728       45,159
                                                   ---------    ---------
Long-term debt .................................       2,008        2,005
                                                   ---------    ---------
Deferred income taxes ..........................         592          194
                                                   ---------    ---------
Other long-term liabilities ....................       1,190          820
                                                   ---------    ---------
Commitments and contingent liabilities
Shareholders' equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .............        --           --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
       10,188,082 and 10,139,132 shares issued;
       8,984,406 and 8,935,456 outstanding .....         204          203
     Capital in excess of par value ............      31,900       31,560
     Retained earnings .........................      39,316       38,010
     Accumulated other comprehensive loss ......        (318)        (181)
       Treasury stock, at cost, 1,203,676 shares      (6,018)      (6,018)
                                                   ---------    ---------
         Total shareholders' equity ............      65,084       63,574
                                                   ---------    ---------
                                                   $ 107,602    $ 111,752
                                                   =========    =========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (in thousands except per share amounts)
                                   (unaudited)


                                              For the three months
                                                 ended March 31,
                                           ------------------------
                                             2005             2004
                                           --------        --------
Net revenues:
     Product ...........................   $ 21,001        $ 16,239
     Service ...........................     13,402          10,307
     Contract ..........................     14,354          11,352
                                           --------        --------
                                             48,757          37,898
                                           --------        --------
Costs of sales:
     Product ...........................     12,876          11,037
     Service ...........................     10,447           8,945
Contract ...............................     13,565          10,530
                                           --------        --------
                                             36,888          30,512
                                           --------        --------
           Gross margin ................     11,869           7,386
                                           --------        --------
Operating expenses:
     Selling, general and administrative      7,393           5,016
     Research and development ..........      2,278           1,343
     Amortization of identifiable
      intangible assets ................        246              --
                                           --------        --------

                                              9,917           6,359
                                           --------        --------

Operating income .......................      1,952           1,027
Other income, net ......................        233             211
Interest expense .......................        (78)            (73)
                                           --------        --------
Income before provision for income taxes      2,107           1,165
Provision for income taxes .............       (801)           (429)
                                           --------        --------
Net income $ ...........................      1,306        $    736
                                           ========        ========

Earnings per share:
     Basic: ............................   $    .15        $    .09
     Diluted: ..........................   $    .14        $    .08

Weighted average shares outstanding
     Basic: ............................      8,954           8,570
                                           ========        ========
     Diluted: ..........................      9,541           9,129
                                           ========        ========